Exhibit 99.1

Third Quarter 2015 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement Regarding Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission on November 12, 2015 and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 26, 2015. This electronic presentation is provided as of November 16, 2015. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Construction Update EPA’s Clean Power Plan Update Operational Results and Outlook DOE and RUS Loan Updates Financial Results and Outlook Board Changes Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

On October 27, Oglethorpe and the other co-owners of the Vogtle 3&4 project entered into a comprehensive agreement to resolve all outstanding project issues. Releases and dismisses all claims which have been asserted in litigation or which could have been asserted based on events prior to the release. Strengthens language regarding regulatory changes. Resolved open items relating to scope of the project, including cyber-security. Establishes Westinghouse as the sole contractor over the project, creating efficiencies with a single contractor relationship. Reaffirmed commitment to June 2019 and June 2020 commercial operation dates. Liquidated damages now tied to fuel load dates, December of 2018 and 2019. Develops a new dispute resolution process. Oglethorpe’s share of the settlement amount is approximately $230 million of which approximately $80 million has been paid. Even with this payment, our previously disclosed project budget (which includes capital costs, AFUDC and contingency) remains $5.0 billion. Subject to Westinghouse acquisition of Stone & Webster. Vogtle 3&4 Construction Settlement 4

Vogtle Construction Update – Unit 3 Set CA01 and the first course of Shield Building panels Completed concrete placements to EL 90’-6” on east side under containment Completed turbine pedestal concrete placement Progress Place concrete in Shield Building panels to EL 103’ Begin concrete fill in CA20 walls Continue Shield Building panel installation Begin turbine-generator installation Look Ahead 5

Vogtle Construction Update – Unit 4



Progress

- Set CA04
- Placed concrete inside CVBH to 76'-6"
- Placed concrete under CVBH to EL 82'-6" (~4,000 CY)
- Cooling Tower concrete complete to 255'

Look Ahead

- Receive second of two Steam Generators
- Set Containment Vessel lower ring
- Start assembly of CA01 module
- Continue assembly of CA20 module





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Oglethorpe is still evaluating the final rule (released in August 2015). In general, final rule appears to be better than draft rule for Georgia. Georgia is challenging the final rule and seeking a stay of its implementation pending petitions for review. Georgia plans to develop a state plan and will seek an extension to September 2018 to submit a final plan to EPA. Oglethorpe is a named party in litigation challenging the CPP (through NRECA) and will support related litigation through other organizations. Clean Power Plan 7 Lowest Highest Georgia Rank Among States Draft Rule 215 1783 834 6th Final Rule 771 1305 1049 28th Range of State Targets (2030) lbs CO2 / MWh

Range of State Targets (2030) 8

Members’ Historical Peak Demand Member Demand Requirements Member Energy Requirements (Million MWh) Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. While Flint EMC was not a Member in 2009, Flint data is included in all years. -2.0% 9.1% -5.4% -4.0% (YTD) 6.0% (Projected) 9 1.3% Days with 2009 2010 2011 2012 2013 2014 2015 Low  25o 11 26 7 6 2 19 10 Highs 95o 4 19 24 20 0 1 3 (MW) Percent Change in Overall Peak 6.1% -13.3% -5.3% 0.1% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2015) = 8,833 MW Winter Peak (2015) = 8,958 MW - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2009 2010 2011 2012 2013 2014 2015 Winter Peak Summer Peak 2009 2010 2011 2012 2013 2014 2015

Capacity Factor Through September 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 10 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatta- hoochee T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2014 2015

Acquired Natural Gas Facilities

OglethorpePower

- Oglethorpe acquired ~ 2,400 MW of gas-fired generation for ~$900 million in 2009 – 2015; increasing Oglethorpe's owned / leased generation by 40%.
- These acquisitions generated value for Oglethorpe's Members and have compared favorably to self-build options.
- Smith and Hawk Road (shaded in blue, below) will begin meeting Member needs in 2016. Hartwell and Doyle currently serve Member needs.

	Closing Date	Seller	Capacity (MW)[a]	Acquisition Value ($ Millions)	Acquisition Value ($ / KW)[b]	Participating Members (Prior to 1/1/16)	Participating Members (Eff. 1/1/16)
Hawk Road CTs	4/30/2009	Dynegy	487	$203[c]	$406	7 (under PPA)	36
Hartwell CTs	10/13/2009	International Power	301	$170	$567	37 (under PPA)	37
Smith CCs	4/8/2011	KGen	1,240	$530	$424	0 (off-system sales)	34
Doyle CTs	8/24/2015	Walton EMC	348	$10[d]	$29	30	30
Total			2,376	$913	$384		


Hawk Road Energy Facility


Hartwell Energy Facility


Thomas A. Smith Energy Facility


Doyle Energy Facility

(a) 2015 Summer Planning Reserve Capacity.
(b) Acquisition value ($/KW) based on nameplate capacity for Hawk Road (500 MW), Hartwell (300 MW), and Smith (1,250 MW).
(c) Includes $105 million purchase price and $98 million liability assumed for PPA.
(d) Represents bargain purchase price paid at the end of a 15-year Power Purchase Agreement; accounted for as a capital lease prior to the purchase.

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Impact of T.A. Smith Combined Cycle Facility on Operations Starting in 2016 12 The Thomas A. Smith Energy Facility, Oglethorpe’s combined cycle natural gas fired facility, will begin serving Member needs in 2016. Was acquired in 2011 for favorable price in lieu of self-build combined cycle construction. At 1,240 MW, this is Oglethorpe’s largest generating facility. Output has been sold off-system since 2011 since Members did not require energy from the plant until 2016. As a result of serving Member requirements next year, we expect 2016 capacity factors to increase significantly vs. 2015. Additionally, total Member sales are projected to increase by approximately 6 million MWh (a 30% increase). To prepare for increased operations at Smith, Oglethorpe committed to the expansion of the Transco Pipeline (Dalton Project) which is scheduled to be in-service in May of 2017.

Final Coal Combustion Residuals Rule was published in Federal Register on April 17, 2015; effective October 19. Applicable to ash ponds at Plants Scherer and Wansley, which Oglethorpe co-owns with Georgia Power Company and several other utilities. (Georgia Power also serves as operating agent for these plants). Georgia Power Company announced on September 28 that it is developing a closure timeline for all of its ash ponds including those at Scherer and Wansley and will release this within six months. Oglethorpe’s preliminary cost estimates for these compliance actions in combination with those required to meet the Effluent Limitation Guidelines rule finalized on September 30, 2015 are approximately $240 million. Coal Ash Regulations Finalized Scherer Ash Pond Wansley Ash Pond 13

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.6 billion Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans Hawk Road Energy Facility $203,100,000 $136,572,005 $66,527,995 General Improvements 127,703,000 94,824,619 32,878,381 General & Environmental Improvements 230,050,000 143,843,996 86,206,004 $560,853,000 $375,240,620 $185,612,379 14 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $995,000,000 $1,726,597,857 Capitalized Interest 335,471,604 53,970,358 (b) 281,501,246 $3,057,069,461 $1,048,970,358 $2,008,099,103 (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. RUS Guaranteed Loans(a) as of October 31, 2015 DOE Guaranteed Loan(a) as of October 31, 2015 $681 million is available to advance based on eligible project expenses incurred through September 30, 2015.

Rate Structure Assures Recovery of All Costs + Margin Formulary Rate under Wholesale Power Contract Minimum MFI requirement of 1.10x under First Mortgage Indenture Expense Type Components Recovery Timeframe Variable Fuel, Variable O&M 30 – 60 days Fixed Margin, Interest, Depreciation, Fixed O&M, A&G Billed on levelized annual budget Trued up to actuals at year end Oglethorpe budgets conservatively Key Points: Cost inputs not subject to any regulatory approvals Formula changes subject to RUS & DOE approval Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Margins For Interest Coverage projected 15 1.10 1.10 1.10 1.12 1.14 1.14 1.14 1.14 1.14 1.14 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $46.6 $48.4 $0.0 $25.0 $50.0 1.05 1.10 1.15 1.20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Net Margin (MM) MFI Coverage

Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2015 and 2016 Budgets also includes a targeted 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10x. 16 Year Ended September 30, December 31, ($ in thousands) 2015 2014 2014 2013 2012 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $938,047 $1,011,615 $1,314,869 $1,166,618 $1,204,008 Sales to Non-Members 114,136 81,073 93,294 78,758 120,102 Operating Expenses 851,142 882,546 1,148,766 1,013,852 1,102,277 Other Income 37,377 33,486 46,371 43,433 61,487 Net Interest Charges 196,289 192,756 259,133 233,477 244,000 Net Margin $42,129 $50,872 $46,635 $41,480 $39,320 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.47 6.55 6.52 6.29 5.77 Sales to Members (MWh) 14,488,210 15,440,120 20,154,108 18,549,886 20,852,826

September 30, December 31, ($ in thousands) 2015 2014 2013 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,562,746 $4,582,551 $4,434,728 CWIP 2,599,166 2,374,392 2,212,224 Nuclear Fuel 355,345 369,529 341,012 Total Electric Plant $7,517,257 $7,326,472 $6,987,964 Cash and Cash Equivalents 283,536 237,391 408,193 Total Assets $9,858,741 $9,546,243 $9,095,212 Capitalization: Patronage Capital and Membership Fees $803,253 $761,124 $714,489 Accumulated Other Comprehensive Margin (Deficit) 201 468 (549) Subtotal $803,454 $761,592 $713,940 Long-term Debt and Obligations under Capital Leases 7,415,036 7,213,456 6,939,249 Long-term Debt and Capital Leases due within one year 151,199 160,754 152,153 Other 17,275 16,434 15,379 Total Long-Term Debt and Equities $8,386,964 $8,152,236 $7,820,721 Equity Ratio(a) 9.6% 9.3% 9.1% Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has financial covenants in certain of its credit agreements, pursuant to which it is currently required to maintain minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 17

Bank Credit Facilities $110M CFC Unsecured ($210M facility reduced to $110M) $140M CFC Incremental Secured Term Loan Commitment(a) $1.21B Revolver/CP Backup Time Now Terminated facility March 2015 Plus Optional Term- Out Until 2043 (a) $250 million available under a secured term loan agreement, however any amounts drawn under the $110 million unsecured line of credit with CFC will reduce the amount that can be drawn under the $250 million secured term loan. $110M CFC Unsecured 18 3.31.2011 6.30.2011 9.30.2011 CFC Secured 250 250 250 Revolver/CP Backup 475 1265 1265 CFC Unsecured 50 50 110 JPMorgan Unsecured 150 150 150 CoBank Secured 150 150 150 CoBank Unsecured 50 1125 1865 1925 CFC - Administrative Agent $ 235 CoBank $ 150 Bank of Tokyo - Mitsubishi UFJ $ 125 Mizuho Bank $ 100 Bank of America $ 100 Royal Bank of Canada $ 100 Bank of Montreal $ 100 Wells Fargo Bank $ 50 Fifth Third Bank $ 50 Goldman Sachs Bank $ 50 U.S. Bank $ 50 BB&T $ 50 Regions Bank $ 50

Oglethorpe’s Available Liquidity as of October 31, 2015 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs/T.A. Smith $103.5 MM Vogtle Interest Rate Hedging $247.6 MM Vogtle Interim Financing Represents 594 days of liquidity on hand. 19 (a) In addition, as of October 31, Oglethorpe had $419 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. - 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $603 $1,007 $299 $1,306 (Millions)

Advance under DOE guaranteed loan – December, 2015. Currently anticipating $125 million advance. Potential First Mortgage Bond offering – Early-Mid 2016. Currently anticipating up to $250 million. Renewal or replacement of bilateral bank credit facility with J.P. Morgan, expiring in November 2016. Upcoming Financing Activities 20

Liquidity Net Margin Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Secured LT Debt (09.30.2015): $7.5 billion Weighted Average Cost: 4.471% Equity/Capitalization Ratio: 9.6% 2015 1.14 MFI September 30, 2015 2015 21 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. September 30, 2015 Actuals Forecast 2015 Average Cost of Funds: 0.44% (dollars in millions) $- $20 $40 $60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget $1,265 1,000 $1,775 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) Vogtle 3&4 Interest Rate Hedging , $103 Vogtle 3&4 Interim Financing, $ 222 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget Actual 6.73 6.42 6.80 6.47 ¢/kWh $0 $1 $2 $3 $4 $5 $6 $7 $8 YE 2014 9/30/2015 $4.58 $4.56 $0.37 $0.36 $2.37 $2.60 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $9,546 $9,859 -$200 $0 $200 $400 $600 DOE Taxable RUS $0 $270 $154 $140 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment

Oglethorpe’s Ratings 22 Oglethorpe's Ratings S&P Moody's Fitch

Benny Denham, Board Chairman, retired; Vice Chairman Marshall Millwood served as Interim Chairman Board Changes Benny W. Denham Chairman Irwin EMC Jimmy G. Bailey Diverse Power EMC 23 Bobby C. Smith Jr. Chairman Planters EMC Board elected Bobby Smith as the new Board Chairman; Marshall Millwood continues as Vice Chairman Board appointed Jimmy Bailey to fill the vacant position July 2015 September 2015

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. (Exhibits to Oglethorpe’s SEC filings are available on EDGAR.) Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. For additional information please contact: Additional Information 24 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168